Exhibit 99.20

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 September, 1998
          Series 1998-08A, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.428785
                                                      -------------------------
       Weighted average maturity                                        351.47
                                                      -------------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                 Principal
              Principal Per   Prepayments Per   Interest Per
      Class    Certificate      Certificate      Certificate   Payout Rate
      -----    -----------      -----------      -----------   -----------
       1PO    $  1.13870688   $    0.19274612  $ 0.00000000   % 0.00000000
       1A1    $ 15.65136760   $   14.88013075  $ 5.44030015   % 6.74999997
       1A2    $ 23.28372667   $   22.13639667  $ 5.35023333   % 6.74999834
       1A3    $ 19.26389063   $   18.31464309  $ 5.39767170   % 6.74999997
       1A4    $  0.00000000   $    0.00000000  $ 5.62500016   % 6.75000019
       1A5    $  0.00000000   $    0.00000000  $ 5.62500000   % 6.75000000
       1R     $  0.00000000   $    0.00000000  $ 0.00000000   % 0.00000000
       1M     $  0.79491917   $    0.00000000  $ 5.60735831   % 6.75000005
       1B1    $  0.79492012   $    0.00000000  $ 5.60735896   % 6.75000084
       1B2    $  0.79491789   $    0.00000000  $ 5.60735908   % 6.75000097
       1B3    $  0.79491762   $    0.00000000  $ 5.60735896   % 6.75000082
       1B4    $  0.79492016   $    0.00000000  $ 5.60735529   % 6.74999641
       1B5    $  0.79491881   $    0.00000000  $ 5.60735599   % 6.74999724

       2.      Unanticipated Recoveries:                   $               0.00
                                                                   -------------

B.    Accrual Amount
       1.
                         Accrual Amount
     Class
       N/A             $       N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                           $         103,685.83
                                                                 ---------------

C.    The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:        $     477,434,307.41
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,584
                                                                 ---------------
       3.
      Beginning Aggregate Class  Ending Aggregate       Ending
        Certificate Principal   Class Certificate Single Certificate
Class          Balance          Principal Balance      Balance           Cusip
-----          -------          -----------------      -------           -----
1PO   $              523,940.61 $      523,338.25 $            989.32  GEC9881PO
1A1   $          193,432,895.06 $  190,302,621.53 $            951.51  36157RFC4
1A2   $            2,853,458.48 $    2,783,607.30 $            927.87  36157RFD2
1A3   $          213,987,696.80 $  209,691,849.19 $            940.32  36157RFE0
1A4   $           23,933,914.00 $   23,933,914.00 $          1,000.00  36157RFF7
1A5   $           29,000,000.00 $   29,000,000.00 $          1,000.00  36157RFG5
SUP1  $          461,074,197.71 $  453,589,552.15 $            951.83  GE988SUP1
1R    $                    0.00 $            0.00 $              0.00  36157RFL4
1M    $           10,483,018.59 $   10,474,659.22 $            996.07  36157RFH3
1B1   $            3,993,435.95 $    3,990,251.50 $            996.07  36157RFJ9
1B2   $            2,245,933.90 $    2,244,142.95 $            996.07  36157RFK6
1B3   $            1,996,717.98 $    1,995,125.75 $            996.07  36158GCL0
1B4   $              998,857.42 $      998,060.91 $            996.07  36158GCM8
1B5   $            1,497,931.28 $    1,496,736.79 $            996.07  36158GCN6

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number              0        Principal Balance $               0.00
                                --------                         ---------------
       2.   60-89 days
            Number              0        Principal Balance $               0.00
                                --------                         ---------------
       3.   90 days or more
            Number              0        Principal Balance $               0.00
                                --------                         ---------------
       4.   In Foreclosure
            Number              0        Principal Balance $               0.00
                                --------                         ---------------
       5.   Real Estate Owned
            Number              0        Principal Balance $               0.00
                                --------                         ---------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                           $               0.00
                                                                 ---------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                    $               0.00
                                                              ------------------

       2.   Bankruptcy Loss Amount:                        $               0.00
                                                              ------------------

       3.   Fraud Loss Amount:                             $               0.00
                                                              ------------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------